UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

890 Santa Cruz
Menlo Park, CA 94025
 (Address of principal executive offices)

(650) 241-9330
 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

PIPE TRANSACTION

On April 1, 2014, AntriaBio, Inc. (the “Company”, “we”, “us” and “our”) announced an initial close (the “Initial Close”) of a private placement transaction (the “PIPE Financing” or the “Qualified Financing”) with approximately 82 accredited investors (each an “Investor” and collectively, the “Investors”).  On April 11, 2014 we completed a subsequent close of the PIPE Financing (the “Subsequent Close”) and on April 17, 2014, we closed the PIPE Financing (the “Final Close” together with the Initial Close and the Subsequent Close, the “Close”). In connection with the Close of the PIPE Financing, we entered into Subscription Agreements (collectively, the “Subscription Agreements”) by and between us and each Investor in which we issued to the Investors units of the Company (each a “Unit” and collectively, the “Unit”).  Each Unit consists of one share of our common stock (an “Offered Share”) and one transferable common share purchase warrant (a “Warrant”).  Each whole Warrant entitles the holder to purchase one share of our common stock (a “Warrant Share”) at a price of $0.39 per Warrant Share at any time until 5:00 p.m. (Pacific Time) on the date that is thirty-six (36) months following the closing of the PIPE Financing.  We received gross cash proceeds of approximately $8.9 million, excluding placement agent compensation, transaction costs, fees and expenses in the PIPE Financing.

In addition to the offer and sale of the aforementioned securities, we also issued to Investors that invested in the bridge note financing (the “Bridge Investors”) that we commenced in December 2013 (the “Bridge Financing”), an additional one-half of one common share purchase warrant (a “Bridge Incentive Warrant”) for their participation in the PIPE Financing for up to 150% of each dollar such Bridge Investor invested in the Bridge Financing.  Each whole Bridge Incentive Warrant entitles the holder to purchase one share of our common stock (a “Bridge Incentive Warrant Share”) at a price of $0.39 per Bridge Incentive Warrant Share at any time until 5:00 p.m. (Pacific Time) on the date that is thirty-six (36) months following the Close of the PIPE Financing.

Bridge Conversion Warrant

As part of the compensation we agreed to pay the placement agent (the “Placement Agent”) in connection with the PIPE Financing and the Bridge Financing, we issued to the Placement Agent a warrant (the “Bridge Conversion Warrant”) to purchase such number of shares of the Company’s common stock equal to 15% of the total outstanding principal amount of the notes issued in the Bridge Financing, that are converted into the Company’s equity securities upon the closing of the Qualified Financing (the “Bridge Conversion Warrant Shares”). The Bridge Conversion Warrant is exercisable for a period of seven (7) years from the date of issuance with an exercise price of $0.26 per Bridge Conversion Warrant Share.  The Bridge Conversion Warrant contains cashless exercise rights, and shall be adjusted both as to the number of shares and price into which and at which they are exercisable, based on any splits, conversions, or reorganizations that affect the Company’s common stock.

Financing Warrant

In addition to the Bridge Conversion Warrant, we also issued to the Placement Agent a warrant (the “Financing Warrant”) to purchase such number of shares of the Company’s common stock equal to 15% of the units sold in the PIPE Financing (not including the conversion) (the “Financing Warrant Shares”).  The Financing Warrant is exercisable for a period of seven (7) years from the date of issuance with an exercise price of $0.26 per Financing Warrant Share.  The Financing Warrant contains cashless exercise rights, and shall be adjusted both as to the number of shares and price into which and at which they are exercisable, based on any splits, conversions, or reorganizations that affect the Company’s common stock.

Registration Rights

In connection with the PIPE Financing and the Bridge Financing, we granted registration rights to the Investors, Bridge Investors and the Placement Agent whereby we agreed that within thirty (30) days following the Close of the PIPE Financing, we will file a registration statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), covering the Offered Shares, the Warrant Shares, Bridge Financing Note Conversion Shares (as defined below), shares of common stock issuable upon the exercise of warrants issued in the Bridge Financing,  the Bridge Incentive Warrant Shares, the Bridge Conversion Warrant Shares and the Financing Warrant Shares.  We agreed to take all necessary actions and make all necessary filings to keep the Registration Statement effective for a period that extends from the first date on which the United States Securities and Exchange Commission (the “SEC”) issues an order of effectiveness in relation to the Registration Statement until such date as our legal counsel issues a legal opinion asserting that the Conversion Shares and Warrant Shares are available for resale under Rule 144 of the Securities Act.

The foregoing description of the Warrants, the Bridge Incentive Warrants, and the Subscription Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the Warrant, the form of the Bridge Incentive Warrant the form of the Subscription Agreement, which are attached as Exhibits 4.1, 4.2 and 10.1 to our Current Report on Form 8-K filed with the SEC on April 1, 2014, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The sale and issuance of the Offered Shares, the Warrants, the Bridge Incentive Warrants, the Bridge Conversion Warrant, the Financing Warrant  and the issuance of shares of our common stock upon the exercise thereof  have been determined to be exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
4.1	Form of Warrant*
4.2	Form of Bridge Incentive Warrant*
4.3	Form of Bridge Conversion Warrant**
4.4	Form of Financing Warrant**
10.1	Form of Subscription Agreement*

* Previously filed with the Company’s Current Report on Form 8-K as filed on April 1, 2014.
** To be filed with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: April 17, 2014	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
4.1	Form of Warrant*
4.2	Form of Bridge Incentive Warrant*
4.3	Form of Bridge Conversion Warrant**
4.4	Form of Financing Warrant**
10.1	Form of Subscription Agreement*

* Previously filed with the Company’s Current Report on Form 8-K as filed on April 1, 2014.
** To be filed with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.